UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2010

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

ANNUAL REPORT

TCM Small Cap Growth Fund
TCM Small-Mid Cap Growth Fund

September 30, 2010

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2

TCM Small Cap Growth Fund
Performance Discussion	6
Performance	8
Fund Information	9
Schedule of Investments	10

TCM Small-Mid Cap Growth Fund
Performance Discussion	13
Performance	15
Fund Information	16
Schedule of Investments	17

Fund Expense Examples	20

Financial Statements
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	28

Report to Shareholders	36

Approval of Investment Advisory Agreement	37

Trustees and Executive Officers	40

Additional Information	44

Privacy Policy	45

TCM GROWTH FUNDS

November 10, 2010

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) and the TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”).  This is the annual report to shareholders of the Funds, covering the fiscal year ended September 30, 2010.  The report includes a discussion of the factors that impacted the performance of the Funds for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of each Fund and a Report of Independent Registered Public Accounting Firm.  The discussions on performance and Fund information for the Small Cap Fund and the SMID Cap Fund begin on pages 6 and 13, respectively.

While the equity market has had a general upward bias for the period, it has been the proverbial roller coaster with the Russell 2000® Index up or down more than 5% in 9 of the last 12 months. The remainder of this letter summarizes the market environment over the past fiscal year and our current investment outlook.

After two extremely strong quarters, the stock market corrected in October 2009 as investors took profits and mutual funds restructured portfolios due to tax considerations before the end of October.  This correction was anticipated but was shallower than we expected given the significant run up from the March 2009 low.  As evidence continued to pour in that the recoveries in many of the emerging markets (China, India, Indonesia) were real and sustainable, the market again began its march upward with the Russell 2000® Growth Index up 3.09% and 8.56% for November and December, respectively, after posting a return of -6.95% for October.  Unlike the second and third quarters of 2009, performance this quarter was driven by non-micro cap and higher quality stocks as investors returned to a focus on earnings growth and better balance sheets.  The top performing economic sectors for the period were Telecomm Services, Energy, Technology and Materials.  Companies continued to deliver positive earnings revisions in the fourth quarter but the quality of those results was mixed as extremely strong expense management in 2009 continued to drive most of the upside, rather than a strong rebound in revenues.

The first quarter of 2010 saw an extension of the rally that began in March 2009 but not without some significant volatility.  After starting the year on a positive note, the stock market suddenly reversed course in the second half of January in the face of numerous negative signals – policy action by China to cool its overheated real estate market; concerns over Greece’s ability to meet its debt obligations and the contagion effect on other European countries; doubts about Bernanke’s reconfirmation; a dysfunctional Congress; and the uncertainty over healthcare reform.  But continuing signs of strengthening economic growth caused the market to rebound strongly through February and March.  While the Russell 2000® Index

TCM GROWTH FUNDS

ended up 8.9% for the quarter, it took a 16% rise from the February 8th low to get to that mark.  In this environment, small cap stocks led the charge and value outperformed growth, reversing the trends in the fourth quarter of 2009.  With a stronger dollar, commodity prices paused in the first quarter and gave back some of their recent gains, although oil continued to march upward.  The Federal Reserve remained accommodative with respect to interest rates, maintaining a target range of 0% to 0.25% for the fed funds rate, citing current economic conditions, low rates of capacity utilization, and subdued inflation trends.  They also reiterated that these conditions warranted exceptionally low rates for an “extended period.”

The start of the second quarter was a continuation of the positive investor sentiment that carried the day in March – a sense that the worldwide economic recovery was still on track and that the U.S. economy was continuing to improve.  Leading economic indicators appeared to be decelerating, however, and the stock market finally took a breather in late April from the tremendous run off the March 2009 lows.  Unfortunately the “breather” caused some real pain, and the Dow Jones Industrial Average posted its worst May performance since 1940 as investor fears came roaring back in response to macroeconomic events that called into doubt the future speed of economic recovery.  In particular, inflationary pressures have triggered an ongoing tightening of bank lending in China, and the sovereign debt crisis in Greece threw the Euro currency into a tailspin and raised fears of contagion to other European Union economies.  The Volatility Index (VIX) spiked from 17 to 45 during May, which is extreme, and fear ruled the day.  With the U.S. dollar strengthening in a “flight to safety” due to the Euro crisis and fears that global economic growth has peaked and could slow, stock prices of companies exposed to world growth drivers suffered the most.  While small cap stocks performed better than large caps, the Russell 2000® Index posted its worst second quarter performance ever.  As a proxy for the feared loss of economic momentum, the yield on the 10-year Treasury note dropped below 3% by the end of the quarter.  The continuing BP oil spill in the Gulf and the level of debt at the national, state, and municipal level all contributed to a “glass half empty” market psychology.

The stock market provided some much needed relief from the May/June swoon and rallied in July as investors shook off concerns about the economy and fears of a double dip.  In many respects this snap back rally was a continuation of the whipsaw market that we have seen throughout the year and was a precursor to the roller coaster ride to come for the rest of the third quarter.  August resurrected the fears of a double dip recession with the continued decline in consumer and business confidence due to regulatory and legislative uncertainty, the prospects for anti-growth tax policies, lower consumer spending and a stalled housing market.  Businesses, uncertain about the strength of their own sales or the economic recovery, are hoarding cash and reluctant to hire and expand operations. Essentially,

TCM GROWTH FUNDS

the July/August months were a wash as investors sorted out the direction of the economy.

The market staged a phenomenal comeback in September, historically the worst performing month of the year, with the Russell 2000 and 2500 indexes posting the best returns for that particular month ever.  Economic concerns that dominated investor sentiment in August had reduced near and intermediate term expectations for corporate profits and after another weak jobs report in early September, Chairman Bernanke once again commented that the Federal Reserve stands ready to intervene should there be further signs that the economy is weakening.  With interest rates at virtually zero, the next round of quantitative easing (“QE2”) would likely consist of the Fed purchasing long-term Treasuries in an effort to drive long term rates lower and encourage mortgage refinancing and capital spending.  Further supporting investors’ confidence in a long lasting, low interest rate environment was the 10-year Treasury bond yield hitting levels last seen at the depths of the financial crisis.  With this commitment from the Fed in place, the market began to view weaker economic data as an increasing signal that QE2 would likely occur in the coming months and the market reacted positively.

Additionally, throughout September, the dollar continued to decline, thus increasing investor confidence in U.S. export potential, and sparking a strong commodity rally.  The weakness in the dollar also benefits foreign sourced earnings for U.S. companies through the currency translation effect.  The extremely high correlation of returns between stocks in the benchmark has been a source of frustration to active managers because company fundamental factors have been less important to the relative performance of a stock.  However, it appears that the impact of macroeconomic events on individual stocks is subsiding as investors start to once again focus more on company fundamentals.  We hope that continues and correlations return to more normal levels, which allows stock selection the opportunity to differentiate itself.

Currently, our company research and economic indicators lead us to think that the recovery in the U.S. will be slower than normal, but still a recovery and not a double dip.  Longer term, our companies consistently expect higher revenue growth rates in the developing countries of the world compared to the U.S., Europe, and Japan.  Therefore, the portfolio continues to have a tilt towards companies with exposure to world growth relative to the benchmark.  Our investment process focuses on high quality businesses with strong balance sheets and operating cash flows. As we muddle through a recovery beset with challenges, we believe it’s these types of businesses that should outperform and potentially reward investors.

TCM GROWTH FUNDS

Thank you for your continued confidence and trust in managing your assets. Again, please see the following pages for the discussions on the individual Funds.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of each Fund’s holdings.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives. The Chicago Board Options Exchange Volatility Index (VIX) is calculated based on option activity and is used as an indicator of investor sentiment, with high values implying pessimism and low values implying optimism. The Russell 2000® Index and the Russell 2500™ Index measure the performance of the 2,000 and 2,500, respectively, smallest companies in the Russell 3000® Index. The Russell 2000® Growth Index and the Russell 2500™ Growth Index are unmanaged indices representing those Russell 2000® Index and Russell 2500™ Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. One cannot invest directly in an index.

Operating cash flow refers to the amount of cash a company generates from the revenues it brings in, excluding costs associated with long-term investment on capital items or investment in securities.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION

Fiscal Year Performance Overview.  Quarterly returns for the one year ended September 30, 2010 for the Small Cap Fund as well as the Russell 2000® Growth Index, the Fund’s benchmark, and the average small cap growth fund in the Lipper universe were:

	Small Cap Fund	Russell 2000® Growth	Lipper Average
4th Quarter 2009	4.61%	4.14%	4.92%
1st Quarter 2010	5.93%	7.61%	7.32%
2nd Quarter 2010	-11.00%	-9.22%	-9.20%
3rd Quarter 2010	11.10%	12.83%	12.08%

Longer term performance for the Small Cap Fund is set forth in the chart and table that follows this narrative.  The Small Cap Fund closed to new investors in January 2007 and remains closed.

Performance Attribution – Year in Review.  Below is a summary of performance attribution for each of the past four quarters.

Fourth Quarter 2009.  Investor focus in the fourth quarter turned towards higher quality stocks, as opposed to the second and third quarters of 2009, where the greatest price appreciation largely came from micro cap, lower quality, and higher debt names.  The increased importance of fundamentals was positive for the Fund compared to the prior two quarters.  For the fourth quarter, stock selection contributed to our relative outperformance by the Small Cap Fund with positive selection in Telecomm, Energy, Industrials and Technology being somewhat offset by our selection in Materials and Consumer Staples.

First Quarter 2010.  The market continued its march upward during the first quarter, albeit with some volatility that included a significant selloff starting in mid-January which lasted until early February.  For the first quarter, all of our relative underperformance was attributable to the effect of our sector weights and cash, as sectors that we were underweight (Consumer Discretionary and Healthcare) outperformed and sectors that we were overweight (Technology, Materials and Industrials) underperformed the benchmark return.  This was mostly due to the market correction in the second half of January, partly caused by China’s monetary tightening, which put a “scare” into stocks with significant exposure to global growth.

Second Quarter 2010.  After a reasonably stable start to the quarter, the stock market sold off significantly starting in the third week of April in the face of growing investor fears that macroeconomic stresses would negatively impact the pace of future economic growth.  In addition to those concerns, the dollar strengthened as investors fled to safety due to the Euro crisis, and as a result the stock prices of

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Continued)

companies exposed to world growth drivers suffered the most.  A rapidly strengthening dollar tends to hurt the pricing of global commodities, including oil, minerals, and metals.  While we took action to reduce the Fund’s weighting in stocks that are highly exposed to European economies (and the Euro currency) and a possible slowing in emerging market growth, the Fund struggled against the benchmark in this environment due largely to underperformance of stocks with more international exposure.  With respect to economic sector attribution, relative performance was attributable to negative stock selection in Industrials, Materials, Consumer Discretionary and Financials, offset by positive selection in Health Care and Technology.

Third Quarter 2010.  After a severe second quarter correction, the markets struggled to find consistent footing in the first two months of the third quarter as a positive July was essentially offset by a negative August.  The markets roared to life in September based on investor perception that the Fed would be exceptionally accommodating in a continuing weak economy.  While the Small Cap Fund held up well during the significant selloff in August, the portfolio lagged the benchmark overall for the quarter.  With respect to sector attribution, our stock selection did not keep up to the benchmark in Healthcare, Information Technology and Energy.  In addition, our cash position accounted for almost half of our total underperformance in such a strong quarter.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2010 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Core Laboratories (oil and gas reservoir services)	1.73	1.01
HMS Holdings (cost management services)	1.93	0.86
Aruba Networks (enterprise networks)	0.80	0.84
Netezza (data warehouse appliances)	0.23	0.79
Verifone (electronic payment products)	0.93	0.78

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Foster Wheeler
(energy engineering and construction)	1.37	-0.51
Patriot Coal (metallurgical coal)	0.14	-0.39
Solarwinds (enterprise information technology)	0.74	-0.38
Orion Marine Group (marine construction)	0.71	-0.36
Verigy (semiconductor test systems)	0.65	-0.36

TCM SMALL CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2000® GROWTH INDEX

Average Annual Returns for the periods ended September 30, 2010

				Since Inception
	One Year	Three Year	Five Year	(10/1/2004)
TCM Small Cap Growth Fund	9.53%	-9.16%	1.64%	5.96%
Russell 2000® Growth Index	14.79%	-3.75%	2.35%	4.80%
Lipper Small Cap Growth Average	14.86%	-5.54%	1.36%	4.17%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2010 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$491 million
Total Operating Expenses	0.92%

Top Ten Holdings (% of net assets)
MICROS Systems, Inc.	2.1%	Ansys, Inc.	1.7%
NICE Systems Ltd. - ADR	2.0%	Core Laboratories NV	1.7%
ADTRAN, Inc.	2.0%	Genesee & Wyoming, Inc.	1.7%
HMS Holdings Corp.	1.8%	Affiliated Managers Group, Inc.	1.6%
Cepheid	1.8%	SuccessFactors, Inc.	1.6%

Sector Allocation (% of net assets)

*  Cash equivalents and liabilities in excess of other assets.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2010

Shares		Value
COMMON STOCKS - 98.7%

Aerospace & Defense - 2.5%
125,656	GeoEye, Inc.*	$5,086,555
97,221	HEICO Corp.	4,437,167
173,735	LMI Aerospace, Inc.*	2,765,861
		12,289,583
Air Freight & Logistics - 0.8%
139,192	Hub Group, Inc.*	4,072,758

Auto Components - 1.2%
295,290	LKQ Corp.*	6,142,032

Biotechnology - 1.8%
466,859	Cepheid*	8,734,932

Capital Markets - 3.0%
101,644	Affiliated Managers
	Group, Inc.*	7,929,248
83,280	Greenhill & Co., Inc.	6,605,770
		14,535,018
Chemicals - 3.5%
7,212	Arch Chemicals, Inc.	253,069
488,145	Ferro Corp.*	6,292,189
194,460	Nalco Holding Co.	4,902,337
259,498	STR Holdings, Inc.*	5,589,587
		17,037,182
Commercial Banks - 0.5%
180,030	First Interstate
	BancSystem, Inc.	2,423,204
Commercial Services & Supplies - 1.7%
156,702	Healthcare Services
	Group, Inc.	3,571,239
224,565	Tetra Tech, Inc.*	4,709,128
		8,280,367
Communications Equipment - 4.5%
271,799	ADTRAN, Inc.	9,594,505
136,560	Aruba Networks, Inc.*	2,914,190
312,842	NICE Systems
	Ltd. - ADR*	9,788,826
		22,297,521
Computers & Peripherals - 0.9%
251,446	QLogic Corp.*	4,435,507

Construction & Engineering - 4.3%
68,658	Foster Wheeler AG*	1,679,374
291,705	KBR, Inc.	7,187,611
369,124	McDermott
	International, Inc.*	5,455,653
144,968	Orion Marine
	Group, Inc.*	1,799,053
126,504	URS Corp.*	4,804,622
		20,926,313
Diversified Telecommunication Services - 1.1%
108,657	AboveNet, Inc.*	5,659,943

Electrical Equipment - 4.9%
120,338	American
	Superconductor Corp.*	3,742,512
300,936	GrafTech
	International Ltd.*	4,703,630
169,759	Harbin Electric, Inc.*	3,036,988
157,117	II-VI, Inc.*	5,865,178
199,282	Woodward Governor Co.	6,460,722
		23,809,030
Electronic Equipment & Instruments - 0.7%
392,116	Power-One, Inc.*	3,564,334

Energy Equipment & Services - 3.0%
93,710	Core Laboratories NV	8,250,228
66,624	Dril-Quip, Inc.*	4,138,017
211,761	Helix Energy
	Solutions Group, Inc.*	2,359,018
		14,747,263
Health Care Equipment & Supplies - 7.7%
262,493	American Medical
	Systems Holdings, Inc.*	5,139,613
122,875	The Cooper
	Companies, Inc.	5,679,282
97,754	IDEXX Laboratories, Inc.*	6,033,377
117,194	Illumina, Inc.*	5,765,945
201,193	Masimo Corp.	5,494,581
324,756	Natus Medical, Inc.*	4,731,695
136,313	Sirona Dental
	Systems, Inc.*	4,912,720
		37,757,213

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2010 (Continued)

Shares		Value
Health Care Providers & Services - 8.5%
118,235	Catalyst Health
	Solutions, Inc*	$4,163,054
76,893	Emergency Medical
	Services Corp.*	4,094,552
991,004	Health Management
	Associates,
	Inc. - Class A*	7,591,091
314,846	HealthSouth Corp.*	6,045,043
153,307	HMS Holdings Corp.*	9,035,915
161,167	IPC The Hospitalist
	Co, Inc.*	4,403,082
97,416	MEDNAX, Inc.*	5,192,273
39,063	Patterson
	Companies, Inc.	1,119,155
		41,644,165
Health Care Technology - 0.8%
194,200	MedAssets, Inc.*	4,085,968

Hotels, Restaurants & Leisure - 2.9%
393,718	Orient-Express Hotels
	Ltd. - Class A*	4,389,956
134,838	P. F. Changs China
	Bistro, Inc.	6,229,515
94,409	WMS Industries, Inc.*	3,594,151
		14,213,622
Household Durables - 0.9%
137,005	Tempur-Pedic
	International, Inc.*	4,247,155

Internet Software & Services - 2.4%
68,447	Equinix, Inc.*	7,005,551
183,259	GSI Commerce, Inc.*	4,526,497
		11,532,048
IT Services - 1.1%
183,753	VeriFone Holdings, Inc.*	5,709,206

Life Sciences Tools & Services - 0.5%
111,354	ICON PLC - ADR*	2,407,474

Machinery - 3.1%
247,236	Actuant Corp.	5,676,539
133,643	Kaydon Corp.	4,624,048
109,322	Westinghouse Air Brake
	Technologies Corp.	5,224,498
		15,525,085
Metals & Mining - 2.8%
140,684	Alpha Natural
	Resources, Inc.*	5,789,146
112,254	Haynes International, Inc.	3,919,910
227,182	Sims Metal Management
	Ltd. - ADR	3,862,094
		13,571,150
Oil & Gas Equipment & Services - 0.7%
269,450	Tesco Corp.*	3,241,484

Pharmaceuticals - 1.0%
119,892	Salix
	Pharmaceuticals Ltd.*	4,762,110

Professional Services - 1.2%
365,232	Korn/Ferry International*	6,040,937

Road & Rail - 2.4%
189,098	Genesee &
	Wyoming, Inc.*	8,204,962
191,403	Knight
	Transportation, Inc.	3,699,820
		11,904,782
Semiconductors & Semiconductor Equipment - 10.4%
226,947	Advanced Energy
	Industries, Inc.*	2,963,928
455,744	Brooks Automation, Inc.*	3,058,042
118,794	Hittite Microwave Corp.*	5,660,534
123,139	International
	Rectifier Corp.*	2,597,002
142,361	Lam Research Corp.*	5,957,808
330,977	Microsemi Corp.*	5,676,256
498,491	MIPS Technologies, Inc.*	4,850,317
971,599	RF Micro Devices, Inc.*	5,965,618
289,404	Ultratech, Inc.*	4,948,808
116,930	Varian Semiconductor
	Equipment
	Associates, Inc.*	3,365,245

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2010 (Continued)

Shares		Value
Semiconductors & Semiconductor
Equipment - 10.4% (Continued)
275,986	Volterra Semiconductor
	Corp.*	$5,939,219
		50,982,777
Software - 10.0%
78,569	Advent Software, Inc.*	4,100,516
199,528	ANSYS, Inc.*	8,430,058
158,773	Concur
	Technologies, Inc.*	7,849,737
243,014	MICROS Systems, Inc.*	10,286,783
314,428	SuccessFactors, Inc.*	7,895,287
251,135	Taleo Corp.*	7,280,404
108,930	Verint Systems, Inc.*	3,218,881
		49,061,666
Specialty Retail - 3.5%
192,886	Dick’s Sporting
	Goods, Inc.*	5,408,523
175,224	Dress Barn, Inc.*	4,161,570
140,669	Hibbett Sports, Inc.*	3,509,692
329,269	OfficeMax, Inc.*	4,310,131
		17,389,916
Textiles, Apparel & Luxury Goods - 2.2%
432,542	CROCS, Inc.*	5,627,371
102,877	Warnaco Group, Inc.*	5,260,101
		10,887,472
Trading Companies & Distributors - 0.8%
73,944	Watsco, Inc.	4,117,202

Wireless Telecommunication Services - 1.4%
170,697	SBA Communications
	Corp. - Class A*	6,879,089
TOTAL COMMON STOCKS
(Cost $392,834,393)		484,915,508

Par
SHORT-TERM INVESTMENTS - 3.5%

Commercial Paper - 3.5%
17,046,000	Intesa Funding,
	0.000%, 10/1/10	17,046,000

Shares
Money Market Fund - 0.0%#
17,392	SEI Daily Income
	Trust Government
	Fund - Class B,
	0.050%(1)	17,392
TOTAL SHORT-TERM INVESTMENTS
(Cost $17,063,392)		17,063,392

TOTAL INVESTMENTS
IN SECURITIES - 102.2%
(Cost $409,897,785)		501,978,900
Liabilities in Excess
of Other Assets - (2.2)%		(10,843,288)
TOTAL NET ASSETS - 100.0%		$491,135,612

*	Non-income producing security.
ADR	American Depository Receipt
#	Less than 0.05%.
(1)	7-day yield as of September 30, 2010.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION

Performance Overview.  Quarterly returns for the one year ended September 30, 2010 for the SMID Cap Fund as well as the Russell 2500™ Growth Index, the Fund’s benchmark were:

	SMID Cap Fund	Russell 2500™ Growth
4th Quarter 2009	4.58%	5.57%
1st Quarter 2010	5.84%	8.81%
2nd Quarter 2010	-12.66%	-9.77%
3rd Quarter 2010	15.14%	13.15%

Longer term performance for the SMID Cap Fund is set forth in the chart and table that follows this narrative.

Performance Attribution – Year in Review.  Below is a summary of performance attribution for each of the past four quarters.

Fourth Quarter 2009.  Investor focus in the fourth quarter turned towards higher quality stocks, as opposed to the second and third quarters of 2009, where the greatest price appreciation largely came from micro cap, lower quality, and higher debt names.  The increased importance of fundamentals was positive for the SMID Cap Fund compared to the prior two quarters.  For the fourth quarter, positive stock selection in Technology, Energy and Telecomm was more than offset by our selection in Industrials, Materials, Consumer Discretionary and Healthcare.  The effect of our sector weights on relative performance was positive, with the portfolio benefiting from our overweight to Technology and our underweight to Healthcare, Financials and Consumer Discretionary.

First Quarter 2010.  The market continued its march upward during the first quarter, albeit with some volatility that included a significant selloff starting in mid-January which lasted until early February.  For the first quarter, a significant portion of our relative underperformance was attributable to the effect of our sector weights and cash, as sectors that we were underweight (Consumer Discretionary and Healthcare) outperformed and sectors that we were overweight (Technology, Materials and Industrials) underperformed the benchmark return.  This was mostly due to the market correction in the second half of January, partly caused by China’s monetary tightening, which put a “scare” into stocks with significant exposure to global growth.

Second Quarter 2010.  After a reasonably stable start to the quarter, the stock market sold off significantly starting in the third week of April in the face of growing investor fears that macroeconomic stresses would negatively impact the pace of future economic growth.  In addition to those concerns, the dollar strengthened as investors fled to safety due to the Euro crisis, and as a result the stock prices of

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Continued)

companies exposed to world growth drivers suffered the most.  A rapidly strengthening dollar tends to hurt the pricing of global commodities, including oil, minerals, and metals.  While we took action to reduce the Fund’s weighting in stocks that are highly exposed to European economies (and the Euro currency) and a possible slowing in emerging market growth, the Fund struggled against the benchmark in this environment due largely to underperformance of stocks with more international exposure.  With respect to economic sector attribution, relative performance was attributable to negative stock selection in Industrials, Materials, Consumer Discretionary and Financials, offset by positive selection in Energy and Technology.

Third Quarter 2010.  After a severe second quarter correction, the markets struggled to find consistent footing in the first two months of the third quarter as a positive July was essentially offset by a negative August.  The markets roared to life in September based on investor perception that the Fed would be exceptionally accommodating in a continuing weak economy.  The SMID Cap Fund held up relatively well in this environment, particularly during the significant selloff in August when stocks with a quality bias outperformed.  With respect to economic sector attribution, relative outperformance was attributable to positive stock selection in all economic sectors except Healthcare and Consumer Discretionary.  Our cash position, however, was a drag on relative performance in such a strong quarter.

Top and Bottom Contributing Stocks.  The top and bottom five stocks contributing to absolute performance for the fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
F5 Networks (application delivery networking)	1.07	1.11
Core Laboratories (oil and gas reservoir services)	1.60	0.97
Aruba Networks (enterprise networks)	0.78	0.80
Amphenol (electronic and fiber-optic connectors)	2.63	0.78
Verifone (electronic payment products)	0.86	0.75

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Foster Wheeler
(energy engineering and construction)	1.34	-0.51
Orient-Express Hotels (luxury hospitality services)	0.12	-0.38
Gamestop (video game products)	0.38	-0.38
Harman International (high fidelity audio products)	0.27	-0.34
Health Management Assoc. (acute care hospitals)	0.60	-0.34

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2500TM GROWTH INDEX

Average Annual Returns for the periods ended September 30, 2010

			Since Inception
	One Year	Three Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	11.30%	-8.72%	-6.44%
Russell 2500™ Growth Index	17.27%	-3.41%	-2.95%

This chart illustrates the performance of a hypothetical $100,000 investment made on June 29, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at September 30, 2010 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Net Assets	$235 million
Total Operating Expenses	0.95%

Top Ten Holdings (% of net assets)
Amphenol Corp.	2.9%	ADTRAN, Inc.	1.7%
ANSYS, Inc.	2.1%	Alberto-Culver Co.	1.6%
MICROS Systems, Inc.	2.0%	Core Laboratories NV	1.6%
NICE Systems Ltd. - ADR	1.9%	Concur Technologies, Inc.	1.6%
Genesee & Wyoming, Inc.	1.7%	Affiliated Managers Group, Inc.	1.5%

Sector Allocation (% of net assets)

*  Cash equivalents and liabilities in excess of other assets.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2010

Shares		Value
COMMON STOCKS - 98.9%

Aerospace & Defense - 1.1%
40,917	TransDigm Group, Inc.	$2,538,900

Auto Components - 1.2%
138,134	LKQ Corp.*	2,873,187

Biotechnology - 1.2%
51,939	United
	Therapeutics Corp*	2,909,103

Capital Markets - 4.7%
45,127	Affiliated Managers
	Group, Inc.*	3,520,357
36,124	Greenhill & Co., Inc.	2,865,356
64,418	Lazard Ltd.	2,259,783
157,214	Och-Ziff Capital
	Management
	Group, LLC	2,342,489
		10,987,985
Chemicals - 4.4%
210,507	Ferro Corp.*	2,713,435
91,970	Nalco Holding Co.	2,318,564
125,259	RPM International, Inc.	2,495,159
52,313	The Scotts
	Miracle-Gro Co.	2,706,152
		10,233,310
Commercial Services & Supplies - 1.3%
93,172	Copart, Inc.*	3,071,881

Communications Equipment - 4.9%
110,987	ADTRAN, Inc.	3,917,841
63,040	Aruba Networks, Inc.*	1,345,274
17,769	F5 Networks, Inc.*	1,844,600
142,576	NICE Systems
	Ltd. - ADR*	4,461,203
		11,568,918
Computers & Peripherals - 0.7%
90,755	QLogic Corp.*	1,600,918

Construction & Engineering - 3.2%
31,144	Foster Wheeler AG*	761,782
108,912	KBR, Inc.	2,683,592
126,639	McDermott
	International, Inc.*	1,871,724
59,869	URS Corp.*	2,273,825
		7,590,923
Diversified Financial Services - 2.0%
22,199	IntercontinentalExchange,
	Inc.*	2,324,679
67,561	MSCI, Inc.*	2,243,701
		4,568,380
Electrical Equipment - 4.5%
144,599	GrafTech
	International Ltd.*	2,260,083
52,824	Roper Industries, Inc.	3,443,068
99,729	Sensata Technologies
	Holding BV - Class A*	1,970,645
92,500	Woodward Governor Co.	2,998,850
		10,672,646
Electronic Equipment & Instruments - 4.0%
139,498	Amphenol
	Corp. - Class A	6,832,612
75,224	Trimble Navigation Ltd.*	2,635,849
		9,468,461
Energy Equipment & Services - 2.8%
43,559	Core Laboratories NV	3,834,934
98,536	Helix Energy Solutions
	Group, Inc.*	1,097,691
32,258	Oceaneering
	International, Inc.*	1,737,416
		6,670,041
Health Care Equipment & Supplies - 3.8%
56,498	The Cooper
	Companies, Inc.	2,611,337
47,168	IDEXX Laboratories, Inc.*	2,911,209
70,148	Illumina, Inc.*	3,451,282
		8,973,828
Health Care Providers & Services - 5.8%
157,622	Brookdale Senior
	Living, Inc.*	2,570,815
49,802	Catalyst Health
	Solutions, Inc*	1,753,528

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2010 (Continued)

Shares		Value
Health Care Providers & Services - 5.8% (Continued)
32,583	Emergency Medical
	Services Corp.*	$1,735,045
428,649	Health Management
	Associates,
	Inc. - Class A*	3,283,451
94,028	HealthSouth Corp.*	1,805,338
45,181	MEDNAX, Inc.*	2,408,147
4,288	Patterson
	Companies, Inc.	122,851
		13,679,175
Health Care Technology - 0.7%
94,390	Allscripts-Misys
	Healthcare
	Solutions, Inc.*	1,743,383

Hotels, Restaurants & Leisure - 2.6%
173,332	MGM Resorts
	International*	1,955,185
53,582	P.F. Chang’s China
	Bistro, Inc.	2,475,488
43,801	WMS Industries, Inc.*	1,667,504
		6,098,177
Household Durables - 1.6%
48,442	Harman International
	Industries, Inc.*	1,618,447
65,412	Tempur-Pedic
	International, Inc.*	2,027,772
		3,646,219
Internet & Catalog Retail - 1.2%
97,755	Expedia, Inc.	2,757,669

Internet Software & Services - 1.4%
31,628	Equinix, Inc.*	3,237,126

IT Services - 1.1%
85,983	VeriFone Holdings, Inc.*	2,671,492

Life Sciences Tools & Services - 1.4%
52,808	ICON PLC - ADR*	1,141,709
33,575	Techne Corp.	2,072,585
		3,214,294
Machinery - 3.8%
115,064	Actuant Corp.	2,641,869
37,526	Joy Global, Inc.	2,638,828
36,739	Kennametal, Inc.	1,136,337
50,927	Westinghouse Air Brake
	Technologies Corp.	2,433,801
		8,850,835
Metals & Mining - 4.4%
71,142	Alpha Natural
	Resources, Inc.*	2,927,493
108,944	Sims Metal Management
	Ltd. - ADR	1,852,048
155,325	Titanium Metals Corp.*	3,100,287
29,161	Walter Energy, Inc.	2,370,498
		10,250,326
Oil & Gas Extraction - 0.2%
17,190	Forest Oil Corp.*	510,543

Personal Products - 1.6%
102,546	Alberto-Culver Co.	3,860,857

Pharmaceuticals - 0.8%
45,472	Salix
	Pharmaceuticals Ltd.*	1,806,148

Professional Services - 1.8%
37,143	Manpower, Inc.	1,938,865
91,182	Robert Half
	International, Inc.	2,370,732
		4,309,597
Road & Rail - 3.2%
90,713	Genesee &
	Wyoming, Inc.*	3,936,037
48,820	JB Hunt Transport
	Services, Inc.	1,694,054
91,320	Knight
	Transportation, Inc.	1,765,216
		7,395,307
Semiconductors & Semiconductor Equipment - 6.9%
348,152	Atmel Corp.*	2,771,290
56,357	Hittite Microwave Corp.*	2,685,411
57,011	International
	Rectifier Corp.*	1,202,362
63,802	Lam Research Corp.*	2,670,114

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2010 (Continued)

Shares		Value
Semiconductors & Semiconductor
Equipment - 6.9% (Continued)
156,006	Microsemi Corp.*	$2,675,503
419,833	RF Micro Devices, Inc.*	2,577,774
54,559	Varian Semiconductor
	Equipment
	Associates, Inc.*	1,570,208
		16,152,662
Software - 8.5%
118,343	ANSYS, Inc.*	4,999,992
74,004	Concur
	Technologies, Inc.*	3,658,758
77,358	Informatica Corp.*	2,971,321
108,905	MICROS Systems, Inc.*	4,609,948
137,084	SuccessFactors, Inc.*	3,442,179
11,891	Verint Systems, Inc.*	351,379
		20,033,577
Specialty Retail - 4.6%
91,506	Dick’s Sporting
	Goods, Inc.*	2,565,828
72,430	Dress Barn, Inc.*	1,720,213
49,796	Guess?, Inc.	2,023,211
45,374	O’Reilly
	Automotive, Inc.*	2,413,897
157,310	OfficeMax, Inc.*	2,059,188
		10,782,337
Textiles, Apparel & Luxury Goods - 2.2%
205,461	CROCS, Inc.*	2,673,048
47,364	Warnaco Group, Inc.*	2,421,721
		5,094,769
Trading Companies & Distributors - 2.7%
44,686	Fastenal Co.	2,376,848
38,097	MSC Industrial
	Direct, Inc.	2,058,762
35,977	Watsco, Inc.	2,003,200
		6,438,810
Wireless Telecommunication Services - 2.6%
72,559	NII Holdings, Inc.*	2,982,175
80,025	SBA Communications
	Corp. - Class A*	3,225,007
		6,207,182
TOTAL COMMON STOCKS
(Cost $199,366,389)		232,468,966

Par
SHORT-TERM INVESTMENTS - 0.5%

Commercial Paper - 0.5%
1,204,000	Intesa Funding,
	0.000%, 10/1/10	1,204,000

Shares
Money Market Fund - 0.0%#
16,941	SEI Daily Income
	Trust Government
	Fund - Class B,
	0.050%(1)	16,941
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,220,941)		1,220,941

TOTAL INVESTMENTS
IN SECURITIES - 99.4%
(Cost $200,587,330)		233,689,907
Other Assets in Excess
of Liabilities - 0.6%		1,328,271
TOTAL NET ASSETS - 100.0%		$235,018,178

*	Non-income producing security.
ADR	American Depository Receipt
#	Less than 0.05%.
(1)	7-day yield as of September 30, 2010.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2010 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small – Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (04/01/10 - 9/30/10).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2010 (Unaudited) (Continued)

Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	04/01/10	9/30/10	04/01/10 – 9/30/10*
Actual	$1,000	$ 988	$4.59
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.66

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.92% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

TCM Small-Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	04/01/10	9/30/10	04/01/10 – 9/30/10**
Actual	$1,000	$1,006	$4.78
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.81

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2010

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value
(cost $409,897,785 and $200,587,330,
respectively) (Note 2)	$501,978,900	$233,689,907
Receivables:
Investment securities sold	1,188,713	2,034,514
Fund shares sold	209,005	564,058
Dividends and interest	76,041	20,480
Prepaid expenses	14,573	25,492
Total assets	503,467,232	236,334,451

LIABILITIES
Payables:
Investment securities purchased	11,619,713	1,119,726
Fund shares redeemed	313,173	2,361
Investment advisory fees, net	311,332	149,089
Administration fees	19,226	2,421
Fund accounting fees	16,375	2,245
Custody fees	10,212	2,629
Transfer agent fees	2,850	1,453
Chief compliance officer fees	458	458
Other accrued expenses	38,281	35,891
Total liabilities	12,331,620	1,316,273
NET ASSETS	$491,135,612	$235,018,178
Net asset value, offering and redemption price per share
($491,135,612/19,875,397 and $235,018,178/14,643,142,
respectively, shares outstanding; unlimited number
of shares authorized without par value)	$24.71	$16.05

COMPONENTS OF NET ASSETS
Paid-in capital	$527,543,784	$215,295,738
Undistributed net investment income	—	20,777
Accumulated net realized loss on investments	(128,489,287)	(13,400,914)
Net unrealized appreciation on investments	92,081,115	33,102,577
Net assets	$491,135,612	$235,018,178

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2010

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax
of $18,440 and $8,667, respectively)	$1,441,362	$692,966
Interest	8,831	2,106
Other income	151	—
Total investment income	1,450,344	695,072

EXPENSES (Note 3)
Investment advisory fees	3,865,345	1,193,645
Administration fees	259,206	73,457
Fund accounting fees	94,729	28,084
Custody fees	77,569	36,314
Registration fees	32,989	28,062
Transfer agent fees	24,877	17,489
Reports to shareholders	24,733	19,665
Audit fees	22,836	18,748
Trustee fees	13,289	5,629
Miscellaneous expenses	10,056	9,156
Chief Compliance Officer fees	9,291	9,333
Legal fees	6,636	3,827
Insurance expense	3,036	1,621
Total expenses	4,444,592	1,445,030
Less: fees waived	—	(27,577)
Net Expenses	4,444,592	1,417,453
Net investment loss	(2,994,248)	(722,381)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	42,256,410	4,192,565
Change in net unrealized
appreciation on investments	3,830,228	18,631,034
Net realized and unrealized
gain on investments	46,086,638	22,823,599
Net increase in net assets
resulting from operations	$43,092,390	$22,101,218

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(2,994,248)	$(2,158,704)
Net realized gain (loss) on investments	42,256,410	(127,128,143)
Change in net unrealized
appreciation on investments	3,830,228	76,089,889
Net increase (decrease) in net assets
resulting from operations	43,092,390	(53,196,958)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares (a)(b)	(20,680,852)	36,254,178
Total increase (decrease) in net assets	22,411,538	(16,942,780)

NET ASSETS
Beginning of year	468,724,074	485,666,854
End of year	$491,135,612	$468,724,074

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2010		September 30, 2009
	Shares	Value	Shares	Value
Shares sold	3,144,263	$74,092,265	5,716,030	$111,165,526
Shares issued
in reinvestment
of distributions	—	—	—	—
Shares redeemed (b)	(4,042,546)	(94,773,117)	(3,926,554)	(74,911,348)
Net increase (decrease)	(898,283)	$(20,680,852)	1,789,476	$36,254,178

(b)	Net of redemption fees of $418 and $8,881, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(722,381)	$(248,198)
Net realized gain (loss) on investments	4,192,565	(14,763,653)
Change in net unrealized
appreciation on investments	18,631,034	19,284,174
Net increase in net assets
resulting from operations	22,101,218	4,272,323

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	130,556,395	35,278,187
Total increase in net assets	152,657,613	39,550,510

NET ASSETS
Beginning of year	82,360,565	42,810,055
End of year	$235,018,178	$82,360,565
Undistributed net investment income	$20,777	$—

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2010		September 30, 2009
	Shares	Value	Shares	Value
Shares sold	11,294,353	$165,761,822	3,420,854	$40,118,211
Shares issued
in reinvestment
of distributions	—	—	—	—
Shares redeemed	(2,361,795)	(35,205,427)	(431,161)	(4,840,024)
Net increase	8,932,558	$130,556,395	2,989,693	$35,278,187

(b)	Net of redemption fees of $567 and $15, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value,
beginning of year	$22.56	$25.58	$36.34	$29.74	$26.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.15)	(0.10)	(0.19)	(0.15)	(0.13)
Net realized and unrealized
gain (loss) on investments	2.30	(2.92)	(7.18)	7.73	4.00
Total from
investment operations	2.15	(3.02)	(7.37)	7.58	3.87
LESS DISTRIBUTIONS:
From net realized gain	—	—	(3.20)	(0.98)	(0.22)
Distribution in excess	—	—	(0.19)	—	—
Total distributions	—	—	(3.39)	(0.98)	(0.22)
Paid-in capital from
redemption fees (Note 2)	— *	— *	— *	— *	— *
Net asset value,
end of year	$24.71	$22.56	$25.58	$36.34	$29.74
Total return	9.53%	(11.81)%	(22.39)%	25.96%	14.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$491.1	$468.7	$485.7	$600.8	$384.0
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	0.92%	0.94%	0.92%	0.92%	0.95%
After fees waived/recouped
and expenses absorbed	0.92%	0.94%	0.92%	0.93%	0.95%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(0.62)%	(0.58)%	(0.67)%	(0.50)%	(0.55)%
After fees waived
and expenses absorbed	(0.62)%	(0.58)%	(0.67)%	(0.51)%	(0.55)%
Portfolio turnover rate	110%	123%	135%	121%	109%

*	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended September 30,			Period Ended
				September 30,
	2010	2009	2008	2007*
Net asset value,
beginning of year/period	$14.42	$15.73	$21.18	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)	(0.04)	(0.04)	(0.01)
Net realized and unrealized
gain (loss) on investments	1.68	(1.27)	(5.33)	1.19
Total from investment operations	1.63	(1.31)	(5.37)	1.18
LESS DISTRIBUTIONS:
Distribution in excess	—	—	(0.08)	—
Total distributions	—	—	(0.08)	—
Paid-in capital from
redemption fees (Note 2)	— **	— **	—	—
Net asset value,
end of year/period	$16.05	$14.42	$15.73	$21.18
Total return	11.30%	(8.33)%	(25.47)%	5.90	%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$235.0	$82.4	$42.8	$3.5
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	0.97%	1.15%	1.44%	8.50	%^
After fees waived
and expenses absorbed	0.95%	0.95%	0.95%	0.95	%^
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(0.50)%	(0.67)%	(1.05)%	(7.79	)%^
After fees waived
and expenses absorbed	(0.48)%	(0.47)%	(0.56)%	(0.24	)%^
Portfolio turnover rate	121%	137%	128%	13	%+

*	Fund commenced operations on June 29, 2007.
**	Less than $0.01 per share.
^	Annualized
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2010

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the “Funds”) are series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended  (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  At September 30, 2010, the Funds did not hold any fair valued securities.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2010 (Continued)

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2010 (Continued)

The following is a summary of the inputs used to value the TCM Small Cap Growth Fund’s net assets as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$484,915,508	$—	$—	$484,915,508
Short-Term Investments
Money Market Fund	17,392	—	—	17,392
Commercial Paper	—	17,046,000	—	17,046,000
Total Short-Term
Investments	$17,392	$17,046,000	$—	$17,063,392
Total Investments
in Securities	$484,932,900	$17,046,000	$—	$501,978,900

The following is a summary of the inputs used to value the TCM Small-Mid Cap Growth Fund’s net assets as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$232,468,966	$—	$—	$232,468,966
Short-Term Investments
Money Market Fund	16,941	—	—	16,941
Commercial Paper	—	1,204,000	—	1,204,000
Total Short-Term
Investments	$16,941	$1,204,000	$—	$1,220,941
Total Investments
in Securities	$232,485,907	$1,204,000	$—	$233,689,907

 ^  See Schedule of Investments for industry breakout.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2010 (Continued)

Net Capital Losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At September 30, 2010, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund had capital loss carryforwards available for federal income tax purposes as follows:

TCM Small Cap Growth Fund
Year of Expiration	Amount
September 30, 2017	$73,782,157
September 30, 2018	$51,858,587

TCM Small-Mid Cap Growth Fund
Year of Expiration	Amount
September 30, 2017	$5,712,750
September 30, 2018	$4,426,320

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns. The Funds identify major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D. Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2010 (Continued)

E. Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F. Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ net asset value per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G. Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H. Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended September 30, 2010, the TCM Small Cap Fund decreased accumulated net investment loss by $2,994,248 and decreased paid-in capital by $2,994,248.  Net assets were not affected by the change.  For the year ended September 30, 2010, the TCM Small-Mid Cap Fund decreased accumulated net investment loss by $743,158, decreased accumulated net realized loss by $53 and decreased paid-in capital by $743,211.  Net assets were not affected by the change.

I.  Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2010 (Continued)

J. New Accounting Pronouncements.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchase, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to or out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the year ended September 30, 2010, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $3,865,345 and $1,193,645 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended September 30, 2010, the Advisor did not recoup or waive any fees from the TCM Small Cap Growth Fund and waived $27,577 in fees for the TCM Small-Mid Cap Growth Fund.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At September 30, 2010, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small-Mid Cap Growth Fund that may be reimbursed was $232,708.  At September 30, 2010, the TCM Small Cap Growth Fund had recouped all waived fees from prior periods.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2010 (Continued)

TCM Small-Mid Cap Growth Fund
Year of Expiration	Amount
September 30, 2011	$102,865
September 30, 2012	$102,266
September 30, 2013	$ 27,577

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For the year ended September 30, 2010, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $259,206 and $73,457 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended September 30, 2010, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were allocated $9,291 and $9,333 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for TCM Small Cap Growth Fund for the year ended September 30, 2010, were $512,451,355 and $527,550,261, respectively and for TCM Small-Mid Cap Growth Fund for the year ended September 30, 2010, were $306,405,376 and $176,708,248, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2010.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2010 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Funds did not make distributions for the years ended September 30, 2009 and 2010.

As of  September 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments	$412,746,328	$203,828,397
Gross unrealized appreciation	100,934,857	36,568,898
Gross unrealized depreciation	(11,702,285)	(6,707,388)
Net unrealized appreciation (a)	89,232,572	29,861,510
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable income	89,232,572	29,861,510
Capital loss carryforward	(125,640,744)	(10,139,070)
Post-October capital loss	—	—
Post-October currency loss	—	—
Total accumulated earnings/(deficit)	$(36,408,172)	$19,722,440

(a)	At September 30, 2010, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of wash sales and partnership adjustments.

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility that can be used for temporary or extraordinary purposes of $50 million for the TCM Small Cap Growth Fund and $45 million for the TCM Small-Mid Cap Growth Fund.  During the year ended September 30, 2010 the Funds did not draw on the line of credit and there were no loan payable balances for the Funds at September 30, 2010.

TCM GROWTH FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Growth Funds and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the TCM Small Cap Growth Fund and the TCM Small - Mid Cap Growth Fund, each  a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2010 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to the TCM Small Cap Growth Fund, the financial highlights for each of the five years in the period then ended, and with respect to the TCM Small - Mid Cap Growth Fund, the financial highlights for each of the three years then ended and for the period June 29, 2007 (commencement of operations) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund and the TCM Small – Mid Cap Growth Fund as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 24, 2010

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on July 19 and 20, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with Tygh Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 24 and 25, 2010, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1. The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2. The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds utilizing Lipper classifications.

For the TCM Small Cap Growth Fund, the Board noted that the Fund’s performance was below the median of its peer group for the one-year and three-year periods and above the median of its peer group for the five-year period.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Fund’s performance was below the median of its peer group for the relevant periods.

The Trustees also considered any differences of performance between the similarly managed accounts and the performance of the Funds and found the difference to be reasonable.

3. The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the TCM Small Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory fees and total expense ratio were below its peer group median. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory expense was above its peer group median and its total expense ratio was below its peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

The Trustees took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to Funds were in line with the fees charged by the Advisor to its separately managed account clients.

4.  Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as assets of the Funds grew.

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5. The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  The Board also considered that the Funds do not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of each Fund and its shareholders.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Funds’ SAI and is available without charge, upon request, by calling (800) 536-3230.

The current Trustees and executive officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations and other directorships held for the past five years are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

				Number of	Other
		Term		Portfolios	Directorships
		of Office		in Fund	Held
	Positions	and Length	Principal	Complex(2)	During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

				Number of	Other
		Term		Portfolios	Directorships
		of Office		in Fund	Held
	Positions	and Length	Principal	Complex(2)	During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller		The
Fund Services, LLC		May 1991.	Trust Co., (prior thereto		University of
2020 E. Financial Way			Senior Vice President),		Virginia Law
Suite 100			and Managing Director,		School
Glendora, CA 91741			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Former Owner, Golf	2	None.
(born 1938)		Term;	Adventures, LLC,
c/o U.S. Bancorp		Since	(Vacation Services);
Fund Services, LLC		May 1991.	formerly President and
2020 E. Financial Way			Founder, National
Suite 100			Investor Data
Glendora, CA 91741			Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds, Managers
2020 E. Financial Way			Company		AMG Funds,
Suite 100			Administration, LLC		Aston Funds;
Glendora, CA 91741			(mutual fund		Advisory
			administrator).		Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual Funds.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

				Number of	Other
		Term		Portfolios	Directorships
		of Office		in Fund	Held
	Positions	and Length	Principal	Complex(2)	During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years

Officers of the Trust

Robert M. Slotky	President	Indefinite	Senior Vice President,	Not	Not
(born 1947)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		Aug. 2002.	since July 2001.
2020 E. Financial Way	Chief	Indefinite
Suite 100	Compliance	Term;
Glendora, CA 91741	Officer	Since
Sept. 2004
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
Dec. 2005.

Eric W. Falkeis	Executive	Indefinite	Senior Vice President	Not	Not
(born 1973)	Vice	Term;	and Chief Financial	Applicable.	Applicable.
c/o U.S. Bancorp	President	Since	Officer (and other
Fund Services, LLC		November	positions), U.S. Bancorp
615 East Michigan St.		2009.	Fund Services, LLC
Milwaukee, WI 53202			since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC, since
Fund Services, LLC		November	2006; formerly, Manager,
615 East Michigan St.		2009.	PricewaterhouseCoopers
Milwaukee, WI 53202			LLP (1999-2006).

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

				Number of	Other
		Term		Portfolios	Directorships
		of Office		in Fund	Held
	Positions	and Length	Principal	Complex(2)	During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007;
Suite 100			formerly, Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

TCM GROWTH FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

TCM GROWTH FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not part of the Annual Report.

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       TCM Small Cap Growth Fund
	FYE 9/30/2010	FYE 9/30/2009
Audit Fees	$20,600	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

    TCM Small-Mid Cap Growth Fund
	FYE 9/30/2010	FYE 9/30/2009
Audit Fees	$16,500	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2010	FYE 9/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

          TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2010	FYE 9/30/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

       TCM Small-Mid Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2010	FYE 9/30/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                       /s/ Robert M. Slotky
Robert M. Slotky, President

Date     November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Robert M. Slotky
Robert M. Slotky, President

Date     November 30, 2010

By (Signature and Title)                      /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     December 1, 2010

* Print the name and title of each signing officer under his or her signature.